Exhibit 31.2
QUARTERLY CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER REQUIRED BY
SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002
SIERRA PACIFIC RESOURCES
(“Registrant”)
I, Michael W. Yackira, certify that:
1.	I have reviewed the combined quarterly reports on Form 10-Q of Sierra Pacific Resources, Nevada Power Company and Sierra Pacific Power Company;

2.	Based on my knowledge, the combined quarterly reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the combined quarterly reports;

3.	Based on my knowledge, the financial statements, and other financial information included in the combined quarterly reports, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in the combined quarterly reports;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and solely with respect to Sierra Pacific Resources, internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)), and we have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the combined quarterly reports are being prepared;

(b)	Solely with respect to Sierra Pacific Resources, designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in the combined quarterly reports our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the combined quarterly reports based on such evaluation; and

(d)	Disclosed in the combined quarterly reports any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors:
(a)	All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
August 4, 2006

/s/ Michael W. Yackira
Michael W. Yackira
Chief Financial Officer Sierra Pacific Resources

Exhibit 31.2
QUARTERLY CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER REQUIRED BY
SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002
NEVADA POWER COMPANY
(“Registrant”)
I, Michael W. Yackira, certify that:
1.	I have reviewed the combined quarterly reports on Form 10-Q of Sierra Pacific Resources, Nevada Power Company and Sierra Pacific Power Company;

2.	Based on my knowledge, the combined quarterly reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the combined quarterly reports;

3.	Based on my knowledge, the financial statements, and other financial information included in the combined quarterly reports, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in the combined quarterly reports;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and solely with respect to Sierra Pacific Resources, internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)), and we have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the combined quarterly reports are being prepared;

(b)	Solely with respect to Sierra Pacific Resources, designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in the combined quarterly reports our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the combined quarterly reports based on such evaluation; and

(d)	Disclosed in the combined quarterly reports any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors:
(a)	All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
August 4, 2006

/s/ Michael W. Yackira
Michael W. Yackira
Chief Financial Officer Nevada Power Company

Exhibit 31.2
QUARTERLY CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER REQUIRED BY
SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002
SIERRA PACIFIC POWER COMPANY
(“Registrant”)
I, Michael W. Yackira, certify that:
1.	I have reviewed the combined quarterly reports on Form 10-Q of Sierra Pacific Resources, Nevada Power Company and Sierra Pacific Power Company;

2.	Based on my knowledge, the combined quarterly reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the combined quarterly reports;

3.	Based on my knowledge, the financial statements, and other financial information included in the combined quarterly reports, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in the combined quarterly reports;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and solely with respect to Sierra Pacific Resources, internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)), and we have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the combined quarterly reports are being prepared;

(b)	Solely with respect to Sierra Pacific Resources, designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in the combined quarterly reports our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the combined quarterly reports based on such evaluation; and

(d)	Disclosed in the combined quarterly reports any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors:
(a)	All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
August 4, 2006

/s/ Michael W. Yackira
Michael W. Yackira
Chief Financial Officer Sierra Pacific Power Company